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Exhibit 10.14

AMENDMENT NO. 1

TO
WARRANT
Dated January 26, 2007
TO PURCHASE 200,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated January 26, 2007 to purchase 200,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, "Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

  "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a

  Sale of the Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

AMENDMENT NO. 1

TO
WARRANT
Dated February 13, 2007
TO PURCHASE 20,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated February 13, 2007 to purchase 20,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 26, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the offering, the Company proposes to list the Common Stock on the Nasdaq Capital Market; and

        WHEREAS, the Holder proposes to act as an underwriter in connection with the Offering and must comply with certain rules of the Financial Industry Regulatory Authority;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The first paragraph of the Warrant, which begins, "THIS CERTIFIES THAT, for good and valuable consideration," is amended by replacing such paragraph in its entirety with the following text:

  THIS CERTIFIES THAT, for good and valuable consideration, Northland Securities, Inc. (the "Agent"), or its permitted registered assigns, is entitled to subscribe for and purchase from Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the fifth anniversary of the date on which the Common Stock of the Company first becomes legally eligible for distribution to the public (the "Expiration Date"), Twenty Thousand (20,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.00 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant.

        2.     Section 10(a), entitled "Registration Rights," is amended by replacing the first sentence of the section in its entirety with the following text:

  "If at any time prior to the expiration of seven (7) years from earlier of (i) the date on which the Common Stock first becomes legally eligible for distribution to the public or (ii) the commencement of sales of Common Stock to the public, the Company proposes to file a registration statement under the 1933 Act (except for Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Regulation A under Section 3(b) of the 1933 Act, with respect to any of its equity securities or debt with equity features, it will give written notice to all Holders of its intention to do so; and, on the written request of the Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Shares intended to be sold or disposed of by the Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause the Registrable Shares of the Holder, with respect to which the Holder shall have requested inclusion in the registration statement or Form 1-A, to be included in such registration statement or Form 1-A offering statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration or distribution."

        3.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        4.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 26, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
		Name:	Joseph Fox
		Title:	CEO
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ John R. Larson
		Name:	John R. Larson
		Title:	SVP

AMENDMENT NO. 1

TO
WARRANT
Dated March 9, 2007
TO PURCHASE 5,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated March 9, 2007 to purchase 5,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 26, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the offering, the Company proposes to list the Common Stock on the Nasdaq Capital Market; and

        WHEREAS, the Holder proposes to act as an underwriter in connection with the Offering and must comply with certain rules of the Financial Industry Regulatory Authority;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The first paragraph of the Warrant, which begins, "THIS CERTIFIES THAT, for good and valuable consideration," is amended by replacing such paragraph in its entirety with the following text:

  THIS CERTIFIES THAT, for good and valuable consideration, Northland Securities, Inc. (the "Agent"), or its permitted registered assigns, is entitled to subscribe for and purchase from Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the fifth anniversary of the date on which the Common Stock of the Company first becomes legally eligible for distribution to the public (the "Expiration Date"), Five Thousand (5,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.00 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant.

        2.     Section 10(a), entitled "Registration Rights," is amended by replacing the first sentence of the section in its entirety with the following text:

  "If at any time prior to the expiration of seven (7) years from earlier of (i) the date on which the Common Stock first becomes legally eligible for distribution to the public or (ii) the commencement of sales of Common Stock to the public, the Company proposes to file a registration statement under the 1933 Act (except for Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Regulation A under Section 3(b) of the 1933 Act, with respect to any of its equity securities or debt with equity features, it will give written notice to all Holders of its intention to do so; and, on the written request of the Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Shares intended to be sold or disposed of by the Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause the Registrable Shares of the Holder, with respect to which the Holder shall have requested inclusion in the registration statement or Form 1-A, to be included in such registration statement or Form 1-A offering statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration or distribution."

        3.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        4.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 26, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
		Name:	Joseph Fox
		Title:	CEO
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ John R. Larson
		Name:	John R. Larson
		Title:	SVP

AMENDMENT NO. 1

TO
WARRANT
Dated April 23, 2007
TO PURCHASE 32,500 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated April 23, 2007 to purchase 32,500 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 26, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the offering, the Company proposes to list the Common Stock on the Nasdaq Capital Market; and

        WHEREAS, the Holder proposes to act as an underwriter in connection with the Offering and must comply with certain rules of the Financial Industry Regulatory Authority;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The first paragraph of the Warrant, which begins, "THIS CERTIFIES THAT, for good and valuable consideration," is amended by replacing such paragraph in its entirety with the following text:

  THIS CERTIFIES THAT, for good and valuable consideration, Northland Securities, Inc. (the "Agent"), or its permitted registered assigns, is entitled to subscribe for and purchase from Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the fifth anniversary of the date on which the Common Stock of the Company first becomes legally eligible for distribution to the public (the "Expiration Date"), Thirty Two Thousand Five Hundred (32,500) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.00 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant.

        2.     Section 10(a), entitled "Registration Rights," is amended by replacing the first sentence of the section in its entirety with the following text:

  "If at any time prior to the expiration of seven (7) years from earlier of (i) the date on which the Common Stock first becomes legally eligible for distribution to the public or (ii) the commencement of sales of Common Stock to the public, the Company proposes to file a registration statement under the 1933 Act (except for Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Regulation A under Section 3(b) of the 1933 Act, with respect to any of its equity securities or debt with equity features, it will give written notice to all Holders of its intention to do so; and, on the written request of the Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Shares intended to be sold or disposed of by the Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause the Registrable Shares of the Holder, with respect to which the Holder shall have requested inclusion in the registration statement or Form 1-A, to be included in such registration statement or Form 1-A offering statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration or distribution."

        3.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        4.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 26, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
		Name:	Joseph Fox
		Title:	CEO
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ John R. Larson
		Name:	John R. Larson
		Title:	SVP

AMENDMENT NO. 1

TO
WARRANT
Dated July 24, 2007
TO PURCHASE 20,200 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated July 24, 2007 to purchase 20,200 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 26, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the offering, the Company proposes to list the Common Stock on the Nasdaq Capital Market; and

        WHEREAS, the Holder proposes to act as an underwriter in connection with the Offering and must comply with certain rules of the Financial Industry Regulatory Authority;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The first paragraph of the Warrant, which begins, "THIS CERTIFIES THAT, for good and valuable consideration," is amended by replacing such paragraph in its entirety with the following text:

  THIS CERTIFIES THAT, for good and valuable consideration, Northland Securities, Inc. (the "Agent"), or its permitted registered assigns, is entitled to subscribe for and purchase from Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the fifth anniversary of the date on which the Common Stock of the Company first becomes legally eligible for distribution to the public (the "Expiration Date"), Twenty Thousand Two Hundred (20,200) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.50 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant.

        2.     Section 10(a), entitled "Registration Rights," is amended by replacing the first sentence of the section in its entirety with the following text:

  "If at any time prior to the expiration of seven (7) years from earlier of (i) the date on which the Common Stock first becomes legally eligible for distribution to the public or (ii) the commencement of sales of Common Stock to the public, the Company proposes to file a registration statement under the 1933 Act (except for Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Regulation A under Section 3(b) of the 1933 Act, with respect to any of its equity securities or debt with equity features, it will give written notice to all Holders of its intention to do so; and, on the written request of the Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Shares intended to be sold or disposed of by the Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause the Registrable Shares of the Holder, with respect to which the Holder shall have requested inclusion in the registration statement or Form 1-A, to be included in such registration statement or Form 1-A offering statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration or distribution."

        3.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        4.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 26, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
		Name:	Joseph Fox
		Title:	CEO
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ John R. Larson
		Name:	John R. Larson
		Title:	SVP

AMENDMENT NO. 1

TO
WARRANT
Dated July 30, 2007
TO PURCHASE 2,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 1 (the "Amendment") to the Warrant (the "Warrant") dated July 30, 2007 to purchase 2,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 26, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the offering, the Company proposes to list the Common Stock on the Nasdaq Capital Market; and

        WHEREAS, the Holder proposes to act as an underwriter in connection with the Offering and must comply with certain rules of the Financial Industry Regulatory Authority;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The first paragraph of the Warrant, which begins, "THIS CERTIFIES THAT, for good and valuable consideration," is amended by replacing such paragraph in its entirety with the following text:

  THIS CERTIFIES THAT, for good and valuable consideration, Northland Securities, Inc. (the "Agent"), or its permitted registered assigns, is entitled to subscribe for and purchase from Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the fifth anniversary of the date on which the Common Stock of the Company first becomes legally eligible for distribution to the public (the "Expiration Date"), Two Thousand (2,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.50 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant.

        2.     Section 10(a), entitled "Registration Rights," is amended by replacing the first sentence of the section in its entirety with the following text:

  "If at any time prior to the expiration of seven (7) years from earlier of (i) the date on which the Common Stock first becomes legally eligible for distribution to the public or (ii) the commencement of sales of Common Stock to the public, the Company proposes to file a registration statement under the 1933 Act (except for Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Regulation A under Section 3(b) of the 1933 Act, with respect to any of its equity securities or debt with equity features, it will give written notice to all Holders of its intention to do so; and, on the written request of the Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Shares intended to be sold or disposed of by the Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause the Registrable Shares of the Holder, with respect to which the Holder shall have requested inclusion in the registration statement or Form 1-A, to be included in such registration statement or Form 1-A offering statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration or distribution."

        3.    No Other Changes.    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        4.    Effective Time.    This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        5.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 26, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
		Name:	Joseph Fox
		Title:	CEO
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ John R. Larson
		Name:	John R. Larson
		Title:	SVP

AMENDMENT NO. 2

TO
WARRANT
Dated February 13, 2007
TO PURCHASE 20,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 2 (the "Amendment") to the Warrant (the "Warrant") dated February 13, 2007 to purchase 20,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, 'Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

  "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a

  Sale of the Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.     No Other Changes. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.     Effective Time. This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

AMENDMENT NO. 2

TO
WARRANT
Dated March 9, 2007
TO PURCHASE 5,000 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 2 (the "Amendment") to the Warrant (the "Warrant") dated March 9, 2007 to purchase 5,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, 'Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

  "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a Sale of the Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.     No Other Changes. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.     Effective Time. This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

AMENDMENT NO. 2

TO
WARRANT
Dated April 23, 2007
TO PURCHASE 32,500 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 2 (the "Amendment") to the Warrant (the "Warrant") dated April 23, 2007 to purchase 32,500 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, 'Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

  "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a

  Sale of the Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.     No Other Changes. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.     Effective Time. This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

AMENDMENT NO. 2
TO
WARRANT
Dated July 24, 2007
TO PURCHASE 20,200 SHARES OF COMMON STOCK
OF
IGGYS HOUSE, INC.

        This agreement is Amendment No. 2 (the "Amendment") to the Warrant (the "Warrant") dated July 24, 2007 to purchase 20,200 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, 'Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

  "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a Sale of the Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.     No Other Changes. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.     Effective Time. This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

AMENDMENT NO. 2
TO
WARRANT
Dated July 30, 2007
TO PURCHASE 2,000 SHARES OF COMMON STOCK
OF IGGYS HOUSE, INC.

        This agreement is Amendment No. 2 (the "Amendment") to the Warrant (the "Warrant") dated July 30, 2007 to purchase 2,000 Shares of Common Stock of Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc. (the "Company"), issued to Northland Securities, Inc. (the "Holder"). This Amendment is entered into as of October 29, 2007.

RECITALS

        WHEREAS, the Company has filed a registration statement on Form S-1 (Registration No. 333-145275) relating to the proposed initial public offering (the "Offering") of shares of its common stock, par value $.001 per share (the "Common Stock"); and

        WHEREAS, in connection with the Offering, the Company expects to issue a warrant (the "Underwriters Warrant") to the underwriters for the Offering, including the Holder; and

        WHEREAS, the parties desire to amend certain provisions of the Warrant to conform them with the Underwriters Warrant, as set forth below;

        NOW, THEREFORE, the parties agree the Warrant is amended as follows:

        1.     The second to last sentence of Section 10(a) of the Warrant, which sentence begins, "If a greater number of Registrable Shares is offered for participation in the proposed offering," is amended by replacing such sentence in its entirety with the following text:

  "If a greater number of Registrable Shares, other securities of the Company held by stockholders holding rights as selling security holders, and securities held by directors and officers of the Company is requested to be included in the proposed offering than, in the reasonable opinion of the managing underwriters of the proposed offering, can be accommodated without adversely affecting the proposed offering, then the Company shall include in such registration the number of shares that can be so sold in the proposed offering in the following order of priority: (i) first, to the Company and, if there is a balance remaining, (ii) second, to the Holders, any other stockholders holding rights as selling security holders, and any stockholder who is an officer or director of the Company as of the IPO Date, provided that if the balance remaining is not sufficient to include in the offering all of the Registrable Securities and other securities requested to be registered by the Holders and such other stockholders, the number of Registrable Securities and other securities to be included for any such holder shall be reduced pro rata based on the proportionate number of Registrable Securities and other securities requested to be included in such offering. As used herein, "IPO Date" means the date of the closing of the Company's initial underwritten public offering of its common stock."

        2.     Section 13(a) of the Warrant, which begins "As used herein, 'Sale of the Company' means", is amended by replacing Section 13(a) in its entirety with the following text:

        "As used herein, a "Sale of the Company" means (i) any sale (however effected, including without limitation by sale of stock, merger, share exchange or otherwise, including without limitation in a single transaction or series of related transactions) of all or substantially all of the outstanding voting stock of the Company, or (ii) any sale, lease or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, that in neither case, shall a Sale of the

Company include a transaction set forth above where the holders of the Company's voting stock immediately prior to the transaction hold more than 50% of the outstanding voting stock of the Company or its successor following such transaction."

        3.     The preamble to Section 13(d) of the Warrant, which preamble reads "Upon receipt of notice of a Sale of the Company, any Holder may:", is amended by replacing that preamble in its entirety with the following text:

  "Upon receipt of notice of expiration of the Warrant pursuant to Section 13(c) hereof, any Holder may:"

        4.     No Other Changes. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant remain unaltered and in full force and effect. This Amendment and the Warrant shall be read and construed as one agreement.

        5.     Effective Time. This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

COMPANY:	IGGYS HOUSE, INC.
	By	/s/ Joseph Fox
Name:
Title:
HOLDER:	NORTHLAND SECURITIES, INC.
	By	/s/ Randy Nitzsche
		Name:	Randy Nitzsche
		Title:	CEO

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AMENDMENT NO. 1 TO WARRANT Dated January 26, 2007 TO PURCHASE 200,000 SHARES OF COMMON STOCK OF IGGYS HOUSE, INC.
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